FPF SA1 03/21

SUPPLEMENT DATED MARCH 29, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 10, 2020

FOR FRANKLIN ETF TRUST

Franklin Equity Portfolio Fund

Franklin Fixed Income Portfolio Fund

The statement of additional information (SAI) is amended as follows:

I.  The following replaces the fourth paragraph under the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

The Fund pursues its investment goal by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund’s predominant asset class. The Fund may also invest up to 5% of its assets directly in in securities of each asset class.

Please keep this supplement with your SAI for future reference.